Property And Equipment	12 Months Ended
Sep. 30, 2011
Property And Equipment
Property And Equipment

NOTE 4—PROPERTY AND EQUIPMENT

A summary of property and equipment by classification is as follows (in thousands):

	September 30,
	2011	2010
Drilling vessels and related equipment
Cost	$2,315,419	$1,733,298
Accumulated depreciation	(435,577)	(392,808)

Net book value	1,879,842	1,340,490

Drill pipe
Cost	18,182	15,468
Accumulated depreciation	(13,885)	(13,563)

Net book value	4,297	1,905

Furniture and other
Cost	8,800	7,115
Accumulated depreciation	(5,618)	(5,549)

Net book value	3,182	1,566

Property and equipment, net	$1,887,321	$1,343,961

New Construction Projects

During fiscal year 2008, we entered into construction contracts with Jurong Shipyard Pte. Ltd. to construct two Friede & Goldman ExD Millennium semisubmersible drilling units (the Atwood Osprey and the Atwood Condor). The Atwood Osprey was delivered in April 2011, and the Atwood Condor is scheduled for delivery in the third quarter of fiscal year 2012.

In October 2010, we entered into turnkey construction agreements with PPL Shipyard PTE LTD in Singapore ("PPL") to construct two Pacific Class 400 jack-up drilling units (the Atwood Mako and the Atwood Manta). The Atwood Mako and the Atwood Manta are scheduled for delivery in the fourth quarter of fiscal year 2012 and the first quarter of fiscal year 2013, respectively.

In January 2011, we exercised the first of three option agreements and entered into a turnkey construction agreement with PPL to construct a third Pacific Class 400 jack-up drilling unit (the Atwood Orca). The Atwood Orca is scheduled for delivery in the third quarter of fiscal year 2013.

In January 2011, we entered into a turnkey construction contract with Daewoo Shipbuilding and Marine Engineering Co., Ltd ("DSME") to construct an ultra-deepwater drillship, the Atwood Advantage, at the DSME yard in South Korea. The Atwood Advantage is scheduled for delivery in the fourth quarter of fiscal year 2013.

As of September 30, 2011, we had expended approximately $650 million towards the construction of our five drilling units under construction. Total remaining firm commitments for our five drilling units under construction were approximately $1.2 billion at September 30, 2011.

On October 15, 2011, we entered into a turnkey construction contract with DSME to construct an ultra-deepwater drillship, the Atwood Achiever, at the DSME yard in South Korea. The Atwood Achiever is expected to be delivered by June 30, 2014.

Warehouse Fire

On October 25, 2008, a fire occurred in a third party warehouse facility in Houston, Texas that we use to store fleet wide spare capital equipment. In addition, this third party provides international freight forwarding services, and thus, the location was also used as a staging area for equipment shipments to our international fleet. Although the fire was contained primarily to one area of the facility, we did incur significant damage to our fleet spares and other equipment in-transit. At the time of the incident we had insurance to cover the cost of replacing and repairing damaged equipment in excess of a $1,000 deductible.

As of September 30, 2010, our claim was fully processed and deemed closed by the insurance company. We collected all insurance proceeds equal to our $6.2 million property loss claim and costs incurred to inspect and evaluate damaged equipment.